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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the inclusion in Amendment No. 1 to the Media Metrix, Inc. registration statement on Form S-1 of our report dated April 8, 1999, on our audits of the financial statements of RelevantKnowledge, Inc. We also consent to the reference to our firm under the caption "Experts."


                                          /s/ PricewaterhouseCoopers LLP


Atlanta, Georgia
October 25, 1999